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                       SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C.  20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) July 15, 1996


                    First Union National Bank of Georgia
- --------------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)

      United States                            33-98546                        58-1051808
- ----------------------------              ------------------------            --------------
(State or Other Jurisdiction of           (Commission File Number)            (IRS Employer
Incorporation)                                                                Identification
                                                                              Number)


                             999 Peachtree Street
                              Atlanta, Georgia                                  30309
                    -------------------------------------                     ----------
                   (Address of Principal Executive Office)                    (Zip Code)

Registrant's telephone number, including area code (404) 827-7350


                                         N/A
- --------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


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INFORMATION TO BE INCLUDED IN THE REPORT

Items 1-4.       Not Applicable

Item 5. The Series 1996-1 Certificateholders' Statement for the period of June 1996 was delivered to Certificateholders on July 15, 1996. The Series 1996-2 Certificateholders' Statement for the period of June 1996 was delivered to Certificateholders on July 22, 1996.

Item 6.          Not Applicable.

Item 7.          Exhibits.

            The following are filed as Exhibits to this Report under Exhibits 20.1 and 20.2.

         Exhibit 20.1 Series 1996-1 Certificateholders' Statement for the July 15, 1996 Distribution Date.

         Exhibit 20.2 Series 1996-2 Certificateholders' Statement for the July 22, 1996 Distribution Date.





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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                                     FIRST UNION NATIONAL BANK
                                                       OF GEORGIA



                                                     By: /s/ James H. Gilbraith
                                                        -----------------------
                                                        Name: James H. Gilbraith
                                                        Title: Vice President
                                                           and Managing Director






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                                 EXHIBIT INDEX



Exhibit                           Description                                                    Page
- -------                           -----------                                                    ----
Exhibit 20.1              Series 1996-1 Certificateholders' Statement
                          for the July 15, 1996 Distribution Date.                                   5

Exhibit 20.2              Series 1996-2 Certificateholders'
                          Statement for the July 22, 1996 Distribution Date.                         13





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